                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                  FORM 8-K/A

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(b)
                    of The Securities Exchange Act of 1934


                        Date of Report: April 30, 1998
              (Date of earliest event reported: February 12, 1998)



                             STORAGE TRUST REALTY
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Maryland                     1-13462               43-1689825
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission           (IRS Employer
     of incorporation)              File Number)        Identification No.)


                            2407 Rangeline Street
                           Columbia, Missouri 65202
            -----------------------------------------------------
            (Address and zip code of principal executive offices)

      Registrant's telephone number, including area code: (573) 499-4799
                                                          --------------

                                Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 5: CHANGE IN CHAIRMAN OF BOARD OF TRUSTEES

On February 23, 1998, Gordon Burnam announced that he has stepped down as Chairman of the Board of Trustees of Storage Trust Realty (the "Company"). Mr. Burnam will stay on the Board of Trustees and will continue to be an employee of the Company.

The Board of Trustees has appointed Daniel C. Staton as the new Chairman of the Board of Trustees.

For additional information, refer to the press release shown as Exhibit 99.1.

ITEM 5: ACQUISITION OF FACILITIES

During the period from January 1, 1998 to February 12, 1998, the Company completed the acquisition of 14 self-storage facilities from four different sellers or groups of sellers through Storage Trust Properties L.P. (the "Operating Partnership"), a limited partnership controlled by the Company as its sole general partner and in which the Company holds a 94.74% ownership interest as of December 31, 1997. These facilities, totaling approximately 852,000 net rentable square feet, are located in four states, and were purchased for approximately $52,877,000.

All of the facilities were acquired in arms-length transactions and there are no material relationships between any of the sellers and the Company, the Operating Partnership, any other affiliate of the Company, any trustee or officer of the Company or any associate of any trustee or officer of the Company.

Management of the Company determined the purchase price through arms-length negotiations, after taking into consideration such factors as the geographic location of the properties, demographics of the market areas, age and condition of the facilities, the projected amounts of maintenance costs and capital improvements, the current revenues of the facilities, comparable facilities competing in the applicable markets, rental rates and occupancy levels for the facilities and competing facilities, and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses.

Each of the facilities has been used by the sellers as a self-storage facility prior to their acquisition by the Company, and the Company intends to continue the use of all of those facilities for that purpose.

These properties were acquired as follows:

      -     eleven for cash, and
      - three for the combination of cash, the assumption of mortgages totaling $10,052,000 (which were paid off immediately after closing) and the issuance of 191,350 units in the Operating Partnership valued at $4,994,000

The cash for the acquisitions was provided from funds available under the Company's $150 million revolving line of credit with BankBoston, N.A., Bank of America, N.A. and other lenders.

The following tables provide certain information concerning the facilities acquired:

TABLE I
                                                               Date of
Facility and Location             Seller(s)                  Acquisition
---------------------             ---------                  -----------
A & B Self Storage
Sudley Road                      A & B
Manassas, VA                     Developers                 Jan. 12, 1998

Personal Mini Storage
S.W. 84th Street                 Sentry Beach
Miami, FL                        Associates                 Jan. 30, 1998

Sentry Mini Self Storage
69th Street                      Sentry Beach
Miami Beach, FL                  Associates                 Jan. 30, 1998

Beach Self Storage
Dade Boulevard                   South Beach
Miami Beach, FL                  Associates                 Jan. 30, 1998

A Storage Depot                  Personal Storage
I-85 Access Road, N.E.           Mini Warehouse,
Norcross, GA                     L.L.C.                     Febr. 9, 1998

A Storage Depot                  Space Mart
Old Dixie Highway                Mini Warehouse,
Forest Park, GA                  L.L.C.                     Febr. 9, 1998

A Storage Depot
Covington Highway                Partnership #11,
Decatur, GA                      L.L.C.                     Febr. 9, 1998


                                    3

TABLE I (continued)
                                                               Date of
Facility and Location             Seller(s)                  Acquisition
---------------------             ---------                  -----------
A Storage Depot                  Maxwell Road
Maxwell Road                     Mini Warehouse,
Alpharetta, GA                   L.L.C.                     Febr. 9, 1998

A Storage Depot
North Main Street                Joint Venture #12,
Alpharetta, GA                   L.L.C.                     Febr. 9, 1998

A Storage Depot                  Bolton Road
Bolton Road                      Mini Warehouse,
Atlanta, GA                      L.L.C.                     Febr. 9, 1998

A Storage Depot                  Riverdale
Georgia Highway 85               Mini Warehouse,
Riverdale, GA                    L.L.C.                     Febr. 9, 1998

A Storage Depot                  North Cobb Parkway
Rutledge Road                    Mini Warehouse,
Kennesaw, GA                     L.L.C.                     Febr. 9, 1998

A Storage Depot                  GA. 20/Lawrenceville
Buford Drive                     Mini-Warehouse,
Lawrenceville, GA                L.L.C.                     Febr. 9, 1998

Daniels Self Storage
Simms Street
Golden, CO                       Yoshie Feaster             Febr. 12, 1998


TABLE II
                                                 Net                            Percentage
                                               Rentable                        Occupancy<F3>
                                 Purchase       Square          # of            at Date of
 Facility and Location            Price        Footage         Units           Acquisition
 ---------------------           --------      --------        -----           -------------
A & B Self Storage
Sudley Road
Manassas, VA                 $ 2,110,000<F1>    38,981           440               84%

Personal Self Storage
S.W. 84th Street
Miami, FL                    $ 3,400,000<F2>    52,080           913               69%

Sentry Mini Self Storage
69th Street
Miami Beach, FL              $ 6,087,000<F2>    40,339         1,198               89%

Beach Self Storage
Dade Boulevard
Miami Beach, FL              $ 5,700,000<F2>    40,332         1,249               83%

A Storage Depot
I-85 Access Road, N.E.
Norcross, GA                 $ 4,441,000<F1>    76,130           782               93%

A Storage Depot
Old Dixie Highway
Forest Park, GA              $ 3,300,000<F1>    79,322           695               88%

A Storage Depot
Covington Highway
Decatur, GA                  $ 5,200,000<F1>   102,336           932               92%


                                    5

TABLE II (continued)
                                                 Net                            Percentage
                                               Rentable                        Occupancy<F3>
                                 Purchase       Square          # of            at Date of
 Facility and Location            Price        Footage         Units           Acquisition
 ---------------------           --------      --------        -----           -------------
A Storage Depot
Maxwell Road
Alpharetta, GA               $ 5,000,000<F1>    77,570           587               90%

A Storage Depot
North Main Street
Alpharetta, GA               $ 3,739,000<F1>    64,890           576               91%

A Storage Depot
Bolton Road
Atlanta, GA                  $ 3,200,000<F1>    50,195           482               93%

A Storage Depot
Georgia Highway 85
Riverdale, GA                $ 3,300,000<F1>    64,814           547               86%

A Storage Depot
Rutledge Road
Kennesaw, GA                 $ 2,200,000<F1>    56,215           429               82%

A Storage Depot
Buford Drive
Lawrenceville, GA            $ 2,400,000<F1>    43,550           256               49%

Daniels Self Storage
Simms Street
Golden, CO                   $ 2,800,000<F1>    65,356           383               92%
                             -----------       -------         -----               --

Totals or Average            $52,877,000       852,110         9,469               86%
                             ===========       =======         =====               ==

Notes to TABLE II:

<F1>  Acquired for cash.
<F2>  Acquired for cash of $141,000, the assumption of $10,052,000 of mortgages (which were paid off immediately after closing) and the issuance of 191,350 units of the Operating Partnership valued at $4,994,000.
<F3>  Determined by dividing net rentable square footage occupied by total net rentable square footage.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(a)   FINANCIAL STATEMENTS APPLICABLE TO REPORTED FACILITIES

      (1)    Personal Mini Storage, Sentry Mini Storage and
             Beach Self Storage:

          *  Report of Independent Auditors

          * Reported Facilities' Historical Summary of Combined Gross Revenues and Direct Operating Expenses for the Year Ended December 31, 1997.

          * Notes to Historical Summary of Combined Gross Revenues and Direct Operating Expenses.

      (2)    A Storage Depot:

          *  Report of Independent Auditors

          * Reported Facilities' Historical Summary of Combined Gross Revenues and Direct Operating Expenses for the Year Ended December 31, 1997.

          * Notes to Historical Summary of Combined Gross Revenues and Direct Operating Expenses.

      (3)    Daniels Self Storage:

          *  Report of Independent Auditors

          * Reported Facility's Historical Summary of Gross Revenues and Direct Operating Expenses for the Year Ended December 31, 1997.

          * Notes to Historical Summary of Gross Revenues and Direct Operating Expenses.

(b)   PRO FORMA COMBINED FINANCIAL INFORMATION

          *  Pro Forma Combined Balance Sheet as of December 31, 1997
             (Unaudited).

          * Pro Forma Combined Statement of Operations for the Year Ended December 31, 1997 (Unaudited).

          *  Notes to Pro Forma Combined Financial Statements (Unaudited).

(c)   EXHIBITS

          * See Index to Exhibits, which is hereby incorporated by reference herein.

                        REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of
Storage Trust Realty

We have audited the accompanying Historical Summary of Combined Gross Revenues and Direct Operating Expenses (the "Historical Summary") for certain self-storage facilities as described in Note 1 to the Historical Summary (the "Reported Facilities") for the year ended December 31, 1997. This Historical Summary is the responsibility of management of the Reported Facilities. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.
An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the Rules and Regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of Storage Trust Realty) as described in Note 2 to the Historical Summary, and is not intended to be a complete presentation of the Reported Facilities' revenues and expenses.

In our opinion, such Historical Summary referred to above presents fairly, in all material respects, the combined gross revenues and direct operating expenses of the Reported Facilities for the year ended December 31, 1997, as described in Note 1 to the Historical Summary, in conformity with generally accepted accounting principles.


                              ERNST & YOUNG LLP

Chicago, Illinois
January 15, 1998

                         STORAGE TRUST REALTY
                          REPORTED FACILITIES

                HISTORICAL SUMMARY OF COMBINED GROSS
               REVENUES AND DIRECT OPERATING EXPENSES

                       (amounts in thousands)
                                                               Year Ended
                                                               December 31,
                                                                   1997
                                                               ------------
Gross revenues:
  Rental income                                                   $1,650
  Other income                                                       185
                                                                  ------

  Total gross revenues                                             1,835
                                                                  ------

Direct operating expenses:
  Property operations                                                836
  Real estate taxes                                                  115
                                                                  ------

  Total direct operating expenses                                    951
                                                                  ------
Gross revenues in excess of direct
  operating expenses                                              $  884
                                                                  ======


The accompanying notes are an integral part of this Historical Summary.

                       STORAGE TRUST REALTY
                        REPORTED FACILITIES

             NOTES TO HISTORICAL SUMMARY OF COMBINED
           GROSS REVENUES AND DIRECT OPERATING EXPENSES


NOTE 1.      BUSINESS

The Historical Summary of Combined Gross Revenues and Direct Operating Expenses (the "Historical Summary") includes the operations of the self-storage facilities (the "Reported Facilities") which were acquired by Storage Trust Properties, L.P. (the "Operating Partnership") from unaffiliated parties during the period from January 1, 1998 to February 12, 1998. The general partner of the Operating Partnership is Storage Trust Realty (the "Company"). The Reported Facilities consist of the following three self-storage facilities:

      Facility                  Location         Acquisition Date
      --------                  --------         ----------------
Personal Mini Storage         Miami, FL          January 30, 1998
Sentry Mini Self Storage      Miami Beach, FL    January 30, 1998
Beach Self Storage            Miami Beach, FL    January 30, 1998

The Beach Self Storage facility commenced operations during February 1997. These Reported Facilities were under common management prior to the acquisition by the Operating Partnership.


NOTE 2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Historical Summary has been prepared pursuant to the Rules and Regulations of the Securities and Exchange Commission for real estate operations to be acquired. The Historical Summary is not representative of the actual operations for the period presented, as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Reported Facilities have been excluded.

                           STORAGE TRUST REALTY
                            REPORTED FACILITIES

                 NOTES TO HISTORICAL SUMMARY OF COMBINED
               GROSS REVENUES AND DIRECT OPERATING EXPENSES


NOTE 2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Basis of Presentation (continued)

Expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the Reported Facilities.

Rental income is recognized when due from occupants. Expenses are recognized on the accrual basis.

Use of Estimates

The preparation of the Historical Summary in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

                    REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of
Storage Trust Realty

We have audited the accompanying Historical Summary of Combined Gross Revenues and Direct Operating Expenses (the "Historical Summary") for certain self-storage facilities as described in Note 1 to the Historical Summary (the "Reported Facilities") for the year ended December 31, 1997. This Historical Summary is the responsibility of management of the Reported Facilities. Our responsibility is to express an opinion on these Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.
An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the Rules and Regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of Storage Trust Realty) as described in Note 2 to the Historical Summary, and is not intended to be a complete presentation of the Reported Facilities' revenues and expenses.

In our opinion, such Historical Summary referred to above presents fairly, in all material respects, the combined gross revenues and direct operating expenses of the Reported Facilities for the year ended December 31, 1997, as described in Note 1 to the Historical Summary, in conformity with generally accepted accounting principles.


                              ERNST & YOUNG LLP

Chicago, Illinois
January 20, 1998

                            STORAGE TRUST REALTY
                             REPORTED FACILITIES

                    HISTORICAL SUMMARY OF COMBINED GROSS
                   REVENUES AND DIRECT OPERATING EXPENSES

                           (amounts in thousands)
                                                                   Year Ended
                                                                  December 31,
                                                                      1997
                                                                  ------------
Gross revenues:
  Rental income                                                      $4,226
  Other income                                                            7
                                                                     ------

  Total gross revenues                                                4,233
                                                                     ------

Direct operating expenses:
  Property operations                                                 1,196
  Real estate taxes                                                     221
                                                                     ------

  Total direct operating expenses                                     1,417
                                                                     ------
Gross revenues in excess of direct
  operating expenses                                                 $2,816
                                                                     ======

The accompanying notes are an integral part of this Historical Summary.

                        STORAGE TRUST REALTY
                         REPORTED FACILITIES

              NOTES TO HISTORICAL SUMMARY OF COMBINED
           GROSS REVENUES AND DIRECT OPERATING EXPENSES


NOTE 1.      BUSINESS

The Historical Summary of Combined Gross Revenues and Direct Operating Expenses (the "Historical Summary") includes the operations of the self-storage facilities (the "Reported Facilities") which were acquired by Storage Trust Properties, L.P. (the "Operating Partnership") from unaffiliated parties during the period from January 1, 1998 to February 12, 1998. The general partner of the Operating Partnership is Storage Trust Realty (the "Company"). The Reported Facilities consist of the following nine self-storage facilities:

   Facility                      Location           Acquisition Date
   --------                      --------           ----------------
A Storage Depot               Norcross, GA          February 9, 1998
A Storage Depot               Forest Park, GA       February 9, 1998
A Storage Depot               Decatur, GA           February 9, 1998
A Storage Depot               Alpharetta, GA        February 9, 1998
 (Maxwell Road)
A Storage Depot               Alpharetta, GA        February 9, 1998
 (Main Street)
A Storage Depot               Atlanta, GA           February 9, 1998
A Storage Depot               Riverdale, GA         February 9, 1998
A Storage Depot               Kennesaw, GA          February 9, 1998
A Storage Depot               Lawrenceville, GA     February 9, 1998

The A Storage Depot facility in Lawrenceville, GA commenced operations during February 1997. These Reported Facilities were under common management prior to the acquisition by the Operating Partnership.


NOTE 2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Historical Summary has been prepared pursuant to the Rules and Regulations of the Securities and Exchange Commission for real estate operations to be acquired.

                          STORAGE TRUST REALTY
                          REPORTED FACILITIES

               NOTES TO HISTORICAL SUMMARY OF COMBINED
            GROSS REVENUES AND DIRECT OPERATING EXPENSES


NOTE 2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Basis of Presentation (continued)

The Historical Summary is not representative of the actual operations for the period presented, as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Reported Facilities have been excluded. Expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the Reported Facilities.

Rental income is recognized when due from occupants. Expenses are recognized on the accrual basis.

Use of Estimates

The preparation of the Historical Summary in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

                    REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of
Storage Trust Realty

We have audited the accompanying Historical Summary of Gross Revenues and Direct Operating Expenses (the "Historical Summary") for the self-storage facility as described in Note 1 to the Historical Summary (the "Reported Facility") for the year ended December 31, 1997. The Historical Summary is the responsibility of management of the Reported Facility. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.
An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the Rules and Regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of Storage Trust Realty) as described in Note 2 to the Historical Summary, and is not intended to be a complete presentation of the Reported Facility's revenues and expenses.

In our opinion, such Historical Summary referred to above presents fairly, in all material respects, the gross revenues and direct operating expenses of the Reported Facility for the year ended December 31, 1997, as described in Note 1 to the Historical Summary, in conformity with generally accepted accounting principles.


                              ERNST & YOUNG LLP

Chicago, Illinois
February 6, 1998

                             STORAGE TRUST REALTY
                              REPORTED FACILITY

                          HISTORICAL SUMMARY OF GROSS
                    REVENUES AND DIRECT OPERATING EXPENSES

                            (amounts in thousands)
                                                                  Year Ended
                                                                  December 31,
                                                                      1997
                                                                  ------------
Gross revenues:
  Rental income                                                       $431
  Other income                                                          11
                                                                      ----

  Total gross revenues                                                 442
                                                                      ----

Direct operating expenses:
  Property operations                                                  119
  Real estate taxes                                                     39
                                                                      ----

  Total direct operating expenses                                      158
                                                                      ----
Gross revenues in excess of direct
  operating expenses                                                  $284
                                                                      ====

The accompanying notes are an integral part of this Historical Summary.

                      STORAGE TRUST REALTY
                       REPORTED FACILITY

                NOTES TO HISTORICAL SUMMARY OF
          GROSS REVENUES AND DIRECT OPERATING EXPENSES


NOTE 1.      BUSINESS

The Historical Summary of Gross Revenues and Direct Operating Expenses (the "Historical Summary") includes the operations of the self-storage facility (the "Reported Facility") which was acquired by Storage Trust Properties, L.P. (the "Operating Partnership") from an unaffiliated party during the period from January 1, 1998 to February 12, 1998. The general partner of the Operating Partnership is Storage Trust Realty (the "Company"). The Reported Facility consists of the following:

      Facility                 Location      Acquisition Date
      --------                 --------      ----------------
Daniels Self Storage          Golden, CO     February 12, 1998

NOTE 2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Historical Summary has been prepared pursuant to the Rules and Regulations of the Securities and Exchange Commission for real estate operations to be acquired. The Historical Summary is not representative of the actual operations for the period presented, as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Reported Facilities have been excluded.

                          STORAGE TRUST REALTY
                           REPORTED FACILITY

                    NOTES TO HISTORICAL SUMMARY OF
             GROSS REVENUES AND DIRECT OPERATING EXPENSES


NOTE 2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Basis of Presentation (continued)

Expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the Reported Facilities.

Rental income is recognized when due from occupants. Expenses are recognized on the accrual basis.

Use of Estimates

The preparation of the Historical Summary in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

                          STORAGE TRUST REALTY

               PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited Pro Forma Combined Balance Sheet as of December
31, 1997, and unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1997 have been prepared to reflect the acquisition of 14 self-storage facilities during the period from January 1, 1998 to February 12, 1998 (the "Acquired Facilities") and the adjustments described in the accompanying notes. The pro forma combined financial information is based on the historical combined financial statements and other financial information in the Company's Form 10-K for the year ended December 31, 1997, and the 1997 Annual Report to Shareholders, and should be read in conjunction with those financial statements and the notes thereto.

The Pro Forma Combined Balance Sheet was prepared as if the Acquired Facilities were purchased on December 31, 1997.

The Pro Forma Combined Statement of Operations was prepared as if (a) the Acquired Facilities were purchased on January 1, 1997 or the date operations commenced, whichever was later, (b) the facilities acquired during 1997 (see
Note 3 in the Notes to Pro Forma Combined Financial Statements) were purchased on January 1, 1997, (c) the Company completed the offering of 2,530,000 Common Shares, which occurred in October and November 1997, (the "1997 Share Offering") and (d) the Company completed the funding of $100 million of unsecured Senior Notes on January 1, 1997.

The pro forma combined financial information is not necessarily indicative of the financial position or results of operations which actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Company's future financial position or results of operations.

Net income per share decreased for the pro forma year ended December 31, 1997 as compared to the actual results for this time period due primarily to the fact that (a) the operations of six facilities acquired during 1997 were in their initial lease-up period and (b) two of the Acquired Facilities commenced operations in February 1997 and were in their initial lease-up period.

                                       STORAGE TRUST REALTY
                                 PRO FORMA COMBINED BALANCE SHEET
                                        DECEMBER 31, 1997
                                      (amounts in thousands)
                                           (unaudited)
                                                   Storage                                   Storage
                                                    Trust                                     Trust
                                                    Realty              Pro Forma             Realty
                                                  Historical           Adjustments          Pro Forma
                                                  ----------           -----------          ---------
                                                   (Note 1)             (Note 2)
ASSETS
Investment in storage
  facilities, net                                  $386,574              $53,094 <Fa>       $439,668
Cash and cash equivalents                             4,909                    -               4,909
Accounts receivable, escrow
  deposits and other assets                           5,201               (2,110)<Fa>          3,091
Notes receivable                                      2,376                    -               2,376
Deferred financing costs, net                           951                    -                 951
Investment in joint ventures                            284                    -                 284
                                                   --------              -------            --------
  Total assets                                     $400,295              $50,984            $451,279
                                                   ========              =======            ========

LIABILITIES AND EQUITY
Liabilities:
  Mortgage and notes payable:
    Revolving line of credit                       $      -              $45,990 <Fa>       $ 45,990
    Senior Notes                                    100,000                    -             100,000
                                                   --------              -------            --------
    Total                                           100,000               45,990             145,990
  Accounts payable and
    accrued expenses                                  5,087                    -               5,087
  Accrued interest payable                            3,457                    -               3,457
  Tenant prepayments                                  3,242                    -               3,242
  Dividends and
    distributions payable                                 -                    -                   -
                                                   --------              -------            --------
    Total liabilities                               111,786               45,990             157,776
Minority interest                                    15,905                4,994 <Fa>         20,899
Shareholders' equity:
  Common shares                                         155                    -                 155
  Additional paid-in capital                        280,324                    -             280,324
  Distributions in excess of
    net income                                       (7,875)                   -              (7,875)
                                                   --------              -------            --------
    Total shareholder's equity                      272,604                    -             272,604
                                                   --------              -------            --------
    Total liabilities and
      shareholders' equity                         $400,295              $50,984            $451,279
                                                   ========              =======            ========

 The accompanying notes are an integral part of these statements.

                                             STORAGE TRUST REALTY
                                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                     FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (amounts in thousands, except per share data)
                                                 (unaudited)
                                            Storage                                                        Storage
                                             Trust                                                          Trust
                                             Realty           1997       Reported     Pro Forma             Realty
                                           Historical     Acquisitions  Facilities   Adjustments          Pro Forma
                                           ----------     ------------  ----------   -----------          ---------
                                            (Note 1)        (Note 3)     (Note 4)     (Note 5)
Revenues:
  Rental income                            $    57,859      $ 4,650       $6,307       $   319 <Fa>      $    69,135
  Management income                                236            -            -             -                   236
  Equity in earnings of
    joint ventures                                  93            -            -             -                    93
  Other income                                   1,518          246          203           (30)<Fa><Fb>        1,937
                                           -----------      -------       ------       -------           -----------
  Total revenues                                59,706        4,896        6,510           289                71,401
Expenses:
  Property operations                           11,932        1,505        2,151            92 <Fa><Fc>       15,680
  Real estate taxes                              5,304          586          375            32 <Fa>            6,297
  General and admin.                             3,152           -             -             -                 3,152
  Interest                                       7,646        2,825            -         3,219 <Fd>           10,142
                                                                                            31 <Fe>
                                                                                        (3,579)<Ff>
  Depreciation                                   9,377        1,002            -         1,361 <Fg>           11,740
  Amortization                                     625            -            -             8 <Fh>              633
                                           -----------      -------       ------       -------           -----------
  Total expenses                                38,036        5,918        2,526         1,164                47,644
                                           -----------      -------       ------       -------           -----------
Net income before
  minority interest                             21,670       (1,022)       3,984          (875)               23,757
Minority interest                               (1,293)          64            -           (49)<Fi>           (1,278)
                                           -----------      -------       ------       -------           -----------
Net income                                 $    20,377      $  (958)      $3,984       $  (924)          $    22,479
                                           ===========      =======       ======       =======           ===========
Net income per share:
  Basic                                    $      1.52                                                   $      1.46
                                           ===========                                                   ===========
  Diluted                                  $      1.51                                                   $      1.45
                                           ===========                                                   ===========
Weighted-average number
  of shares outstanding                     13,377,641                                                    15,434,792
                                           ===========                                                   ===========

The accompanying notes are an integral part of these statements.

                                       23

                         STORAGE TRUST REALTY

           NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

                              (unaudited)


NOTE 1.     STORAGE TRUST REALTY - HISTORICAL

The balance sheet as of December 31, 1997 and the statement of operations for year ended December 31, 1997 include the accounts of Storage Trust Realty (the "Company"), Storage Trust Properties, L.P. (the "Operating Partnership") and Storage Realty Management Co.

NOTE 2.     PRO FORMA ADJUSTMENTS - COMBINED BALANCE SHEET

Pro forma adjustments are as follows:

(a) Record the acquisition of the Acquired Properties from unrelated parties for an aggregate purchase price of $52,877,000 and estimated closing costs of $217,000. The acquisitions were financed through (i) draws on the Company's revolving line of credit, (ii) the use of an escrow deposit of $2,110,000, and (iii) the issuance of 191,350 units of the Operating Partnership valued at $4,994,000.


NOTE 3.     1997 ACQUISITIONS

These amounts reflect the net operations of 38 facilities acquired and 16 facilities exchanged during the year ended December 31, 1997 as if they were acquired on January 1, 1997.

                     STORAGE TRUST REALTY

      NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                         (unaudited)


NOTE 4.     REPORTED FACILITIES

These amounts include the combined gross revenue and direct operating expenses for 13 of the 14 Acquired Facilities (the "Reported Facilities") for the year ended December 31, 1997. The Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") for the Reported Facilities are included elsewhere herein.


NOTE 5.     PRO FORMA ADJUSTMENTS - CONSOLIDATED STATEMENT OF OPERATIONS

The pro forma adjustments are as follows:

                                                                   Year Ended
                                                                December 31, 1997
                                                                -----------------
(a) Record operations of the other Acquired Facility
    not included in the Historical Summaries:
        Rental income                                                $  319
        Other income                                                 $   10
        Property operations                                          $   42
        Real estate taxes                                            $   32
(b)   Remove interest income from the temporary
      investment of excess funds from the
      $75,000,000 funded under the Senior Notes
      on January 22, 1997.                                           $  (40)
(c)   Record costs related to additional property
      management costs due to the Acquired Facilities                $   50
(d)   Record interest expense on the net funds
      disbursed for the acquisition of the Acquired
      Facilities ($45,990,000 at 7.0000%)                            $3,219
(e)   Record net interest adjustment due to funding
      of Senior Notes                                                $   31

                          STORAGE TRUST REALTY

          NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                              (unaudited)


NOTE 5.     PRO FORMA ADJUSTMENTS - CONSOLIDATED STATEMENT OF OPERATIONS
            (continued)

                                                                Year Ended
                                                             December 31, 1997
                                                             -----------------
(f)   Record reduction to interest expense from use
      of the net proceeds of the 1997 Share Offering
      ($51,896,000 at 7.25% for 294 days and
      $7,784,000 at 7.25% for 323 days)                           $(3,579)
(g)   Record additional depreciation expense related to
      the Acquired Facilities [based on (i) a 40-year
      depreciable life and $38,493,000 allocated to
      buildings and (ii) a ten-year depreciable life and
      $3,982,000 allocated to furniture and equipment]            $ 1,361
(h)   Record amortization of deferred costs related
      to the issuance of the Senior Notes over the
      weighted-average term of the Senior Notes.                  $     8
(i)   Adjust minority interest based on adjustments
      to net income of the Operating Partnership and the
      issuance of Common Shares in the 1997 Share
      Offering                                                    $   (49)


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        STORAGE TRUST REALTY



April 30, 1998                                  /s/ Michael G. Burnam
--------------                                  --------------------------
(Date)                                          Michael G. Burnam
                                                Chief Executive Officer

April 30, 1998                                  /s/ Stephen M. Dulle
--------------                                  --------------------------
(Date)                                          Stephen M. Dulle
                                                Chief Financial Officer

                              INDEX TO EXHIBITS
Exhibit
 Number                      Document Description
-------                      --------------------
  23.1      Consent of Ernst & Young LLP
  99.1      Press Release concerning the change in Chairman of the Board of
            Directors, dated February 23, 1998
  99.2      Press Release concerning acquisitions to date during 1998, dated
            March 2, 1998